Summary Of Net Periodic Benefit Cost (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Employee Benefit Plans [Abstract]
Service cost	$ 5	$ 5	$ 5
Interest cost	29	26	27
Expected return on plan assets	(32)	(28)	(25)
Amortization of unrecognized amounts	3	15	14
Net periodic benefit cost	$ 5	$ 18	$ 21